                                                                    Exhibit 10.3

                     [LOGO OF DOMINO'S PIZZA APPEARS HERE]


                                LEASE AGREEMENT

                                    BETWEEN

                DOMINO'S FARMS OFFICE PARK LIMITED PARTNERSHIP

                                      AND

                             DOMINO'S PIZZA, INC.

                               TABLE OF CONTENTS


Standard Lease Summary

1.   Definitions/Lease
2.   Amenities and Common Area
3.   The Term
4.   The Base Rent
5.   Late Charges and Interest
6.   Taxes and Assessments
7.   Utilities and Utility Expenses
8.   Insurance
9.   Payment for Services Rendered by Landlord
10.  Use of Premises
11.  Damage
12.  Maintenance and Repairs
13.  Leasehold Improvements
14.  Alterations
15.  Liens
16.  Eminent Domain
17.  Assignment or Subletting
18.  Inspection and Alteration of Public Portions
19.  Fixtures and Equipment
20.  Notices or Demands
21.  Breach; Insolvency; Re-Entry
22.  Surrender of Premises on Termination
23.  Performance by Landlord of the Covenants of Tenant
24.  Subordination; Estoppel Certificates
25.  Substitute Space
26.  Quiet Enjoyment
27.  Holding Over
28.  Remedies Not Exclusive; Waiver
29.  Waiver of Claims
30.  Indemnification
31.  Assignment by Landlord
32.  Security Deposit
33.  Hazardous Materials
34.  Movement of Tenant's Property
35.  Non-Terminability Compliance With Laws, Costs, Severability
36.  Entire Agreement; Merger Agreement
37.  Recording
38.  General

Rider A  Office Location
Rider B  Rules and Regulations
Rider C  Additional Provisions

                            STANDARD LEASE SUMMARY

THIS LEASE is made as of this 21 day of December, 1998, between the following parties:

LANDLORD:                                         TENANT:
Domino's Farms Office Park Limited Partnership    Domino's Pizza, Inc.
24 Frank Lloyd Wright Drive                       30 Frank Lloyd Wright Drive
Ann Arbor, Michigan 48105                         P.O. Box 997
                                                  Ann Arbor, Michigan 48106-0997


The following is intended to summarize certain basic terms of this Lease, and is not intended to be exhaustive. In the event anything set forth in this Lease Summary ("Lease Summary ") conflicts with the other specific provisions of this Lease contained in the Standard Lease Terms, the latter shall be deemed to control.

A.   BUILDING:

The office building commonly known as Domino's Farms Prairie House located at 30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48105.

B.   PREMISES:

     Office Space, Lab Space
     and Conference Center
     Square Footage:                Approximately 162,000 rentable square feet
                                    based upon 140,875 usable square feet, plus a 15% common area factor.

     Commissary Square Footage:     Approximately 23,450 rentable square feet
                                    based upon 20,371 usable square feet, plus a 15% common area factor.

     Storage Space Square Footage:      19,994 usable square feet.

     Location:                      All of the green highlighted space as shown
                                    in that certain "Domino's Farms Tenant
                                    Directory" dated October 27, 1998 attached hereto as Rider A.

C.   TERM:

     Commencement Date:             The Closing Date (as defined in that certain
                                    Agreement and Plan of Merger dated September
                                    25, 1998 among TM Merger Corporation, TISM,
                                    Inc. and Thomas S. Monaghan ("Merger
                                    Agreement").

     Expiration Date:                   Five (5) years from and after
                                    Commencement Date .


     Option to Renew:               See Rider C.

D.   RENT:

        Year       Base Annual
                     Rental
        ----       -----------
       Year 1       $4,078,500
       Year 2       $4,185,825
       Year 3       $4,296,012
       Year 4       $4,410,492
       Year 5       $4,527,834

E.   PERMITTED USES:             Office, together with uses ancillary and
                                 accessory thereto
F.   SECURITY DEPOSIT:           None
G.   LANDLORD'S AGENT:           Domino's Farms Corporation
H.   MAILING ADDRESS:            24 Frank Lloyd Wright Drive
                                 P.O. Box 445
                                 Ann Arbor, Michigan 48105-0445

RIDERS ATTACHED:

Rider A   Office Location
Rider B   Rules and Regulations
Rider C   Additional Provisions

                             STANDARD LEASE TERMS


                                   SECTION 1
                               DEFINITIONS/LEASE

1.01 DEFINITIONS: In addition to words and phrases defined in these Standard
     ------------
          Lease Terms, the words and phrases in the Summary of Lease Terms shall have the meanings set forth therein.

1.02 LEASE OF PREMISES: In consideration of the rents to be paid and the
     ------------------
          covenants and agreements to be performed hereunder, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.


                                   SECTION 2
                           AMENITIES AND COMMON AREA

2.01 AMENITIES: Tenant's lease of the Premises shall include the nonexclusive
     ----------
          right to the use of such building amenities as are generally made available to tenants of the Building. The use and the availability of all such amenities shall be subject to the reasonable rules and regulations established by Landlord or the respective proprietor or operator of such amenities. In addition to the payment of Base Annual Rent, Tenant shall during the initial five (5) year Term pay to Landlord an annual amount of $175,000.00 for use of the fitness center, which amount shall increase by three percent (3%) per annum, and shall be payable in equal monthly installments on each Rent Day. In addition, Tenant shall be entitled to exclusive use of the parking spaces described in Paragraph 1 of Rider C and, otherwise, unreserved parking spaces in the parking area provided for the Building on a basis comparable to other tenants in the Building, together with the nonexclusive right to use the walkways and other means of ingress and egress over the land surrounding the Building, and all other rights of ingress and egress provided for use in common by all owners and tenants of the Building.

2.02 COMMON AREA: The term "Common Area" means that part of the Building
     ------------
          intended by Landlord for the common use of all tenants, including, but not limited to, lobbies, public entrances, restrooms, stairways, elevators, corridors, parking areas and walkways. Tenant, and its employees and licensees, shall have the nonexclusive right to use the Common Area with other tenants and other persons permitted by Landlord to use the same. Tenant shall not take any action which would interfere with the rights of other persons to use the Common Area.


                                   SECTION 3
                                   THE TERM

3.01 TERM: The initial five (5) year Term of this Lease and the payment of rent
     -----
          hereunder, shall commence on the Commencement Date and shall end on the Expiration Date as set forth on the Standard Lease Summary, unless extended as hereinafter provided. The word "Term" as used herein shall include the First Extended Term and Second Extended Term, if and when exercised.

3.02 INTENTIONALLY OMITTED.
     ----------------------

                                   SECTION 4
                                 THE BASE RENT

4.01 BASE ANNUAL RENTAL: Tenant agrees to pay to Landlord the Base Annual Rental
     -------------------
          for the original Term of this Lease without right of set-off or abatement (except as expressly permitted under this Lease).

4.02 BASE MONTHLY RENTAL: The Base Annual Rental shall be payable in equal
     --------------------
          monthly installments ("Base Monthly Rental"), in advance, without any set-offs or deductions (except as expressly permitted under this Lease), on the first day of each month (the "Rent Day") during the Term of this Lease at the mailing address shown in Paragraph I of the Summary, or at such other place as Landlord from time to time may designate in writing. In the event the Commencement Date is other than the first day of the calendar month, the rental for the first and last partial months shall be prorated based on the actual number of days of such months included within the Lease Term and based upon the amount of the Base Monthly Rental.


                                   SECTION 5
                           LATE CHARGES AND INTEREST

5.01 LATE CHARGES: Any rent or other sums payable by Tenant to Landlord under
     -------------
          this Lease which are not paid by Tenant and received and accepted by Landlord within seven (7) days after they are due will be subject to a one-time late charge of five percent (5%) of the amount due. Such late charges will be due and payable as additional rent on or before the next Rent Day.

5.02 INTEREST: Any rent, late charges or other sums, if any, payable by Tenant
     ---------
          to Landlord under this Lease not paid within thirty (30) days after the same are due will bear interest at a per annum rate of eleven percent (11%); provided however, if such rate exceeds the maximum rate of interest permitted by law under such circumstances, then such rate shall be reduced to the maximum permissible rate. Such interest will be due and payable as additional rent on or before the next Rent Day, and will accrue from the date that such rent, late charges or other sums are first payable under the provisions of this Lease until actually paid by Tenant.

5.03 DEFAULT: Any default in the payment of rent, late charges or other sums
     --------
          will not be considered cured unless and until the late charges and interest due hereunder are paid by Tenant to Landlord. If Tenant defaults in paying such late charges and/or interest, Landlord will have the same remedies as on default in the payment of rent. The obligation hereunder to pay late charges and interest exists in addition to, and not in the place of, the other default provisions of this Lease.


                                   SECTION 6
                             TAXES AND ASSESSMENTS

6.01 PERSONAL PROPERTY TAXES: Tenant shall be responsible for and pay all
     ------------------------
          personal property taxes assessed against Tenant's fixtures, equipment and other property of Tenant located on the Premises to the extent such taxes are payable during, and allocable to, the Term.

                                   SECTION 7
                        UTILITIES AND UTILITY EXPENSES

7.01 TELECOMMUNICATIONS: Tenant shall arrange and pay for its own telephone or
     -------------------
          other telecommunications services, subject to Landlord's prior written approval of the means of installation of such service(s).

7.02 UTILITIES TO BE FURNISHED:  Landlord shall furnish the following utilities
     --------------------------
          ("Utilities"):

     A.   Electricity for usual office requirements;

     B. Air conditioning and heat during the appropriate season, as provided in the Rules and Regulations attached as Rider B; and

     C.   Hot and cold water for lavatory purposes.

7.07 INTERRUPTION OF UTILITIES: Interruption or curtailment of any Utility for
     --------------------------
          any reason or interruption or curtailment of any service maintained in the Building, if caused by strikes, mechanical difficulties, or any causes or acts beyond Landlord's control, whether similar or dissimilar to those enumerated, shall not entitle Tenant to any claim against Landlord or to any abatement in rent, nor shall the same constitute constructive or partial eviction, unless Landlord fails to take such measures as may be reasonable in the circumstances to restore the service or Utility without undue delay. If the Premises are rendered untenantable in whole or in part for a period of over three (3) full business days, by the making of repairs, replacements or additions, other than those made at Tenant's request or caused by misuse or neglect by Tenant or Tenant's agents, servants, visitors, invitees, licensees or employees or those required by any governmental authority due to the nature of Tenant's use of the Premises, there shall be a proportionate abatement of rent during the period of such untenantability.


                                   SECTION 8
                                   INSURANCE

8.01 LIABILITY INSURANCE: Tenant shall obtain, at its own expense, comprehensive
     --------------------
          general liability insurance coverage, including blanket contractual coverage, against claims for or arising out of bodily injury, death or property damage occurring in, on or about the Premises, which policy or policies shall name Landlord as an additional insured. The policy may be either a dual limit policy in the amounts of $1,000,000 per person and $1,000,000 per occurrence for bodily injury and $1,000,000 per occurrence for property damage or a single limit policy in the amount of $1,000,000. Landlord may require that the limits of such insurance be increased in reasonably appropriate amounts as may be determined by Landlord or any mortgagee of the Building; provided, however, that the amount of coverage will not be increased more frequently than at one (1) year intervals. Such policy shall be issued by an insurance company acceptable to Landlord. The policy procured by Tenant under this Subsection 8.01 must provide for at least thirty
          (30) days written notice to Landlord of any cancellation. On or before the Commencement Date, Tenant shall deliver to Landlord, at Landlord's option, a certificate of insurance or a certified copy of the original policy, together with receipts evidencing payment of the premiums therefor. Tenant will deliver certificates of renewal for such policies to Landlord at least thirty (30) days prior to the expiration dates thereof. The insurance provided by Tenant under this Subsection
          8.01 may be in the form of a blanket insurance policy covering other properties as well as the Premises; provided, however, that Tenant must furnish Landlord with a written statement from the insurer(s) under such policy or policies which statement shall (i) specify the policy limits of the policy or policies, (ii) state that the Premises and this Lease are covered by such policy or policies and (iii) state the amount of total insurance allocated to the Premises; provided, further, that any such policy or policies of blanket insurance must, as to the Premises, otherwise comply as to insurance amounts, endorsements, notice of cancellation and coverage with the other provisions of this Subsection 8.01.

8.02 INTENTIONALLY OMITTED.
     ----------------------

8.03 INTENTIONALLY OMITTED.
     ----------------------

                                   SECTION 9

                   PAYMENT FOR SERVICES RENDERED BY LANDLORD

9.01  PAYMENT FOR SERVICES: If Landlord at any time (i) does any work or
      ---------------------
          performs any service in connection with the Premises, or (ii) supplies any materials to the Premises, and the cost of such services, work or materials is Tenant's responsibility under the provisions of this Lease, Landlord will invoice Tenant for the reasonable cost, payable on the next Rent Day or within ten (10) days after delivery of the invoice, whichever is later. This Section 9.01 will apply only to any such work, service or materials, furnished at Tenant's request, whether furnished or caused to be furnished by Landlord, its agents, employees or contractors. All amounts payable under this Section 9.01 will be additional rental and failure by Tenant to pay them when due will be a default under this Lease and, in addition to any other remedies provided in this Lease upon default, will result in the assessment of late charges and interest under Section 5.


                                   SECTION 10
                                USE OF PREMISES

10.01 PERMITTED USES: The Premises will be used and occupied by Tenant for the
      ---------------
          Permitted Uses and for no other purpose without prior written consent of Landlord. Tenant agrees that it will not use or permit any person to use the Premises or any part thereof for any use or purposes in violation of the laws of the United States, the laws, ordinances or other regulations of the state and municipality in which the Premises are located, or of any other lawful authorities. During the Term, Tenant will keep the Premises and every part thereof in a clean and wholesome condition and will comply with all lawful health and police regulations and with the Rules and Regulations attached as Rider B.

10.02 RULES AND REGULATIONS: The Landlord may, from time to time, establish
      ----------------------
          reasonable rules and regulations ("Rules and Regulations") for use of the Premises, the Building and the Common Areas by Tenant and all other persons. Those Rules and Regulations in effect on the date of this Lease are attached as Rider B. All such rules and regulations may be amended or replaced, at Landlord's option, upon written notice to Tenant (sent by mail or otherwise delivered to the Premises). All such amendments or replacements shall be deemed to automatically amend and replace those Rules and Regulations set forth in Rider B.


                                   SECTION 11
                                     DAMAGE

11.01 DAMAGE: If the Premises are damaged or destroyed in whole or in part by
      -------
          any fire or other casualty during the Term hereof, Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire Premises are untenantable and prorata on an equitable basis for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition. The foregoing shall be subject to all of the following: (i) if Tenant shall fail to remove its damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay; (ii) that if Tenant shall use any part of the Building other than the Premises for storage, during the period of repair, a reasonable charge shall be made therefor against Tenant; (iii) that in case the Building shall be destroyed to the extent of more than one-half (1/2) of the value thereof, Landlord may at its option terminate this Lease forthwith by a written notice to Tenant stating the date upon which this Lease will terminate, but only if all leases in the Building are similarly terminated; and (iv) that in case the Premises shall be destroyed in whole or in part and Landlord shall fail to repair and restore the Premises to good tenantable condition within twelve (12) months (including force majeure) of the date of such destruction, Tenant may at its option terminate this Lease forthwith by a written notice to Landlord stating the date upon which this Lease will terminate.


                                   SECTION 12
                            MAINTENANCE AND REPAIRS

12.01  MAINTENANCE AND REPAIRS: Landlord will maintain, repair and keep the roof
       ------------------------
           and all structural, electrical, mechanical and plumbing systems of the Building (other than such systems installed by Tenant after the Commencement Date) and any other improvements on the land which serve the entire Building, including the parking lot, at all times, in good appearance and repair. Landlord will also maintain the grounds, sidewalks, driveways and parking areas. Landlord assumes the responsibility for the operation, security, management, maintenance and repair of the Common Area.

12.02  COST OF REPAIRS: From and after the Commencement Date, any repairs,
       ----------------
           additions or alterations to the Building including any of its systems (e.g., plumbing, electrical, mechanical) structural or non-structural, or to the Premises, which are required by any law, statute, ordinance, rule, regulation or governmental authority or insurance carrier, including, without limitation, OSHA, arising out of Tenant's use or occupancy of the Premises during the Term, will be made by Landlord at Tenant's expense including, without limitation, those which require the making of any structural, unforeseen or extraordinary changes. The foregoing shall not apply to any such repairs, additions or alterations that are required because of use of the Building generally as an office building, it being understood and agreed that such repair, addition and alteration obligations shall be the obligations of Landlord. Tenant agrees to pay the total costs incurred by Landlord for repairs made under this Subsection 12.02 within thirty (30) days after the delivery of an invoice for same. All amounts payable under this Section 12.02 will be additional rental and failure by Tenant to pay them when due will be a default under this Lease and, in addition to any other remedies provided in this Lease upon default, will result in the assessment of late charges and interest as set forth in Section 5.

12.03  MAINTENANCE: Tenant agrees at its own expense to maintain the Premises
       ------------
           and all improvements thereto, including any improvements made by Tenant, at all times in good appearance and repair, reasonable and normal wear and tear, fire and damage caused by the elements, and repairs caused by Landlord's failure to make repairs required under
           Section 12.01 excepted.

12.04  JANITORIAL SERVICES: Landlord will provide janitorial services to the
       --------------------
           Premises.


                                   SECTION 13
                             LEASEHOLD IMPROVEMENTS

13.01  PLANS/ALLOWANCE: Landlord and Tenant agree that the Premises may be
       ----------------
           improved ("Leasehold Improvements") in accordance with certain plans and specifications to be prepared by Tenant or Tenant's agents, which plans and specifications shall be subject to Landlord's approval in the same manner as provided in Section 14.01.

13.02  INTENTIONALLY OMITTED.
       ----------------------


                                   SECTION 14
                                  ALTERATIONS

14.01  ALTERATIONS: Landlord must review plans for and approve any structural
       ------------
           alterations, additions, or improvements, exterior or interior, to the Premises including alterations made at the request of Tenant. Landlord's consent for any interior improvements will not be unreasonably withheld; provided that Landlord's consent to exterior improvements may be withheld in Landlord's sole and absolute discretion. Any modification of the Premises other than as specifically set forth in the Work Agreement as Landlord's expense will be at the expense of Tenant. All work will be done in accordance with standards and specifications provided by Landlord to Tenant.

14.02  RESTORATION OF PREMISES: All alterations, additions and improvements made
       ------------------------
           by either of the parties hereto on the Premises will be the property of Landlord and will remain on and be surrendered with the Premises at the termination of this Lease provided, however, that Tenant shall remove, at Landlord's option, all alterations, additions or improvements to the Premises (other than normal office tenant improvements) made for Tenant during the Term, including without limitation, specialty fixtures, if any, and Tenant shall repair all damage caused by such removal and restore the Premises to a condition which is consistent with the condition of the remainder of the Premises at such time.


                                   SECTION 15
                                     LIENS

15.01  LIENS: Tenant will keep the Building, Premises and surrounding land free
       ------
           of liens of any sort attributable to the acts of Tenant during the Term and will hold Landlord harmless from any liens which may be placed on the Building during the Term, Premises or surrounding land except those attributable to the acts of Landlord or other tenants; provided, however, that nothing herein shall prohibit Tenant from providing Landlord with a bond acceptable to Landlord while Tenant is contesting any claim giving rise to a lien.


                                   SECTION 16
                                 EMINENT DOMAIN

16.01  EMINENT DOMAIN: If the Premises are taken by any public authority under
       ---------------
           power of eminent domain, or by private sale in lieu of eminent domain, this Lease will terminate as of the date of such taking or sale, and Tenant may receive a prorata refund of any rents, deposits or other sums paid in advance. Landlord reserves the right, however, to elect to demolish, rebuild or reconstruct the Building if the portion of the Premises or Building so taken reduces the value of the Building by more than one-half, and if Landlord so elects, whether or not the Premises are involved in the taking, this Lease may be terminated by Landlord on written notice to Tenant (but only if all leases in the Building are similarly terminated) and the rent will be adjusted to the date Tenant's possession of the Premises is terminated. Tenant may terminate this Lease if as a result of a taking the square footage of the office space in the Premises is reduced by more than twenty percent (20%).

16.02  CONDEMNATION AWARD: The whole of any award or compensation for any
       -------------------
           portion of the Premises taken, condemned or conveyed in lieu of taking or condemnation shall be solely the property of and payable to Landlord. Nothing herein contained shall be deemed to preclude Tenant from seeking at its own cost and expense, an award from the condemning authority for loss of its business, the value of any trade fixtures or other personal property of Tenant in the Premises or moving expenses, provided that the award for such claim or claims shall not be in diminution of the award made to Landlord.


                                   SECTION 17
                            ASSIGNMENT OR SUBLETTING

17.01  ASSIGNMENT OR SUBLETTING: Tenant agrees not to assign or in any manner
       -------------------------
           transfer this Lease or any interest in this Lease without the previous written consent of Landlord, which consent shall not be unreasonably withheld, and not to sublet the Premises or any part of the Premises or allow anyone to use or to come in, with, through or under it without like consent, which consent shall not be unreasonably withheld. Upon any attempted unconsented assignment or sublease for which consent is required hereunder, Landlord shall have the right to terminate this Lease. One such consent will not be deemed a consent to any subsequent assignment, subletting, occupation or use by any other person. Any sublease of the Premises executed by Tenant and a third party must terminate when the Term of this Lease expires. The acceptance of rent from an assignee, subtenant or occupant will not constitute a release of Tenant from the further performance of the obligations of Tenant contained in this Lease. In the event of any such assignment or sublease of all or any portion of the Premises where the rental or other consideration reserved in the sublease or by the assignment exceeds the rental or prorata portion of the rental, as the case may be, for such space reserved in this Lease, Tenant agrees to pay Landlord monthly, as additional rental, on the Rent Day, fifty percent (50%) the excess (after netting out Tenant's reasonable expenses for tenant improvements, brokerage fees, attorneys' fees and other reasonable out of pocket expenses incurred in connection with such assignment or sublease) of the rental or other consideration reserved in the sublease or assignment that is from time to time received by Tenant over the rental reserved in this Lease applicable to the subleased/assigned space. Nothwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent in the event of an an assignment of this Lease or subletting of all or any portion of the Premises to (i) an entity into which Tenant is merged or consolidated or to which all or substantially all of Tenant's assets are sold or transferred, or (ii) an entity which controls, is controlled by, or is under common control with, Tenant.


                                   SECTION 18
                  INSPECTION AND ALTERATION OF PUBLIC PORTIONS

18.01  INSPECTION: Tenant agrees to permit Landlord and the authorized
       -----------
           representatives of Landlord to enter the Premises at all times for the purpose of inspecting the same.

18.02  RIGHT TO ENTER AND ALTER PREMISES: Upon notice from Landlord, Tenant
       ----------------------------------
           shall permit Landlord to erect, use and maintain pipes and conduits in and through the Premises. Landlord or its agents or designees shall have the right to enter the Premises, for the purpose of making such repairs or alterations as Landlord shall be required or shall have the right to make by the provisions of this Lease and, subject to the foregoing, shall also have the right to enter the Premises for the purpose of exhibiting them to prospective purchasers of the Building or to prospective mortgagees or to prospective assignees of any such mortgagees, provided Landlord shall give reasonable notice (except in case of emergency) to minimize any inconvenience or disruption to Tenant. Landlord shall be allowed to take all material into and upon the Premises that may be required for the repairs or alterations above mentioned without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no wise abate, except as otherwise provided in this Lease, while said repairs or alterations are being made. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance ); and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

18.03  RIGHT TO SHOW PREMISES: During the twelve (12) months prior to the
       -----------------------
           expiration of the Term of this Lease, Landlord may exhibit the Premises to prospective tenants during normal business hours.

18.04  RIGHT TO ALTER PUBLIC PORTIONS OF BUILDING: Landlord shall have the right
       -------------------------------------------
           at any time without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefore, to change the arrangement or location of entrances, passageways, doors, and doorways, corridors, stairs, toilets and other like public service portions of the Building. Tenant shall at all times be provided with an entrance to the Premises.

18.05  PRIOR NOTICE: In exercising any of Landlord's rights described in
       -------------
           Sections 18.01, 18.02, 18.03 and 18.04 above, Landlord shall give reasonable prior notice (except in case of emergency) to Tenant and shall use reasonable efforts to minimize any inconvenience or disruption to Tenant.

18.06  NAME OF BUILDING: Subject to Tenant's prior written consent, which shall
       -----------------
           not be unreasonably withheld, Landlord shall have the right at any time to name the Building for any person(s), tenant(s) or entity(s) and to change any and all such names at any time thereafter.


                                   SECTION 19
                             FIXTURES AND EQUIPMENT

19.01  LANDLORD'S PROPERTY: All fixtures and equipment paid for by Landlord and
       --------------------
           all improvements, fixtures and equipment which may be paid for and placed on the Premises by Tenant from time to time but which are so incorporated and affixed to the Premises that their removal would involve damage or structural change to the Premises, will be and remain the property of Landlord; provided, however, that any specialty fixtures may be removed by Tenant provided that Tenant shall repair all damage caused by such removal and restore the Premises to a condition which is consistent with the condition of the remainder of the Premises at such time.

19.02  TENANT'S PROPERTY: All improvements, furnishings, equipment and fixtures
       ------------------
           other than those specified in Subsection 19.01, which are paid for and placed on the Premises by Tenant from time to time will remain the property of Tenant and be removed by Tenant at the expiration of the Lease.


                                   SECTION 20
                               NOTICES OR DEMANDS

20.01  NOTICES OR DEMANDS: All bills, notices, statements, communications or
       -------------------
           demands (collectively, "notices or demands") upon Landlord or Tenant desired or required to be given under any of the provisions hereof must be in writing. Any such notices or demands from Landlord to Tenant will be deemed to have been duly and sufficiently given if a copy thereof has been if sent by reputable overnight courier in an envelope, or mailed by United States mail in an envelope properly stamped, and addressed to Tenant at the address of the Premises or at such other address as Tenant may have last furnished in writing to Landlord for such purpose. Any such notices or demands from Tenant to Landlord will be deemed to have been duly and sufficiently given if sent by reputable overnight courier in an envelope, or mailed by United States mail in an envelope properly stamped, and addressed to Landlord at the address set forth in the Lease Summary or such other address as the Landlord may designate in writing from time to time. The effective date of such notice or demand will be deemed to be the time when delivered to such reputable courier or mailed as herein provided, except that when any time period is specified under this Lease to commence from notice, such time period shall be deemed to commence when such notice was delivered or when delivery was first attempted.

                                   SECTION 21
                          BREACH; INSOLVENCY; RE-ENTRY

21.01  DEFAULT: If any rental payable by Tenant to Landlord remains unpaid for
       --------
           more than seven (7) days after written notice to Tenant of nonpayment, or if Tenant violates or defaults in the performance of any of its obligations in this Lease and the violation or default continues for a period of thirty (30) days after written notice (provided that Tenant shall be given such additional period of time as is necessary to cure such default if such default is not reasonably susceptible to being cured within such thirty (30) day period, provided that Tenant diligently commences such cure and diligently continues to pursue the curing of such default), then Landlord may (but will not be required to) declare this Lease forfeited and the Term ended, or re-enter the Premises, or may exercise all other remedies available under Michigan law. Landlord will not be liable for damages to person or property by reason of any legitimate re-entry or forfeiture. Tenant, by the execution of this Lease, waives notice of re-entry by Landlord. In the event of re-entry by Landlord without declaration of forfeiture, the liability of Tenant for the rent provided herein will not be relinquished or extinguished for the balance of the Term, and any rentals prepaid may be retained by Landlord and applied against the costs of re-entry, or the costs of enforcement of this Lease, including the cost of any proceeding under the Federal Bankruptcy Code.

21.02  BANKRUPTCY: If Tenant is adjudged bankrupt or insolvent, files or
       -----------
           consents to the filing of a petition in bankruptcy under Federal or State law, applies for or consents to the appointment of a receiver for all or substantially all of its assets, or makes a general assignment for the benefit of its creditors, then Tenant shall be in default under this Lease and, to the extent from time to time permitted by applicable law, including but not limited to the Federal Bankruptcy Code, Landlord shall be entitled to exercise all remedies set forth in Section 21.01. In a reorganization under Chapter 11 of the Federal Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within sixty (60) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease. Tenant acknowledges that its selection to be the tenant hereunder was premised in material part on Landlord's determination of Tenant's creditworthiness and the character of its occupancy and use of the Premises would be compatible with the nature of the Premises and other adjacent properties and tenants of Landlord. Therefore, if Tenant, as debtor, or its trustee elects to assume this Lease, in addition to complying with all other requirements for assumption under the Federal Bankruptcy Code, then Tenant, as debtor, or its trustee or assignee, as the case may be, must also provide the adequate assurance of future performance, including but not limited to a deposit, the amount of which shall be reasonably determined based on the duration of time remaining in the Term, the physical condition of the Premises at the time the proceeding was filed, and such damages as may be reasonably anticipated after reinstatement of the Lease.

21.03  RE-LEASING OF PREMISES: In the event of declaration of forfeiture at or
       -----------------------
           after the time of re-entry, Landlord may re-lease the Premises or any portion(s) of the Premises for a term or terms and at a rent which may be less than or exceed the balance of the term of and the rent reserved under this Lease. In such event Tenant will pay Landlord as liquidated damages for Tenant's default any deficiency between the total rent reserved and the net amount, if any, of the rents collected on account of the lease or leases of the Premises which otherwise would have constituted the balance of the term of this Lease. In computing such liquidated damages, there will be added to the deficiency reasonable expenses which Landlord may incur in connection with re-leasing, such as legal expenses, attorneys' fees, brokerage fees and expenses, advertising and for keeping the Premises in good order or for preparing the Premises for re-leasing. Any such liquidated damages will be paid in monthly installments by Tenant on the Rent Day and any such suit brought to collect the deficiency for any month will not prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding. In lieu of the foregoing computation of liquidated damages, Landlord may elect, at its sole option, to receive liquidated damages in one payment equal to any deficiency between the total rent reserved hereunder and the fair and reasonable rental of the

           Premises, both discounted at five percent (5%) per annum to present value at the time of declaration of forfeiture.

21.04  FAILURE TO RE-LEASE PREMISES: Whether or not forfeiture has been
       -----------------------------
           declared, Landlord will attempt to re-lease the Premises, however, Landlord will not be responsible in any way for failure to re-lease the Premises, or in the event that the Premises are re-leased, for failure to collect the rent under such re-leasing. The failure of Landlord to re-lease all or any part of the Premises will not release or affect Tenant's liability for rent or damages.


                                   SECTION 22
                      SURRENDER OF PREMISES ON TERMINATION

22.01  CONDITION OF PREMISES UPON TERMINATION: At the expiration (or earlier
       ---------------------------------------
           termination) of the Term, Tenant will surrender the Premises broom clean and in as good condition and repair as they were at the Commencement Date, reasonable and normal wear and tear, fire and damage by the elements, and repairs caused by Landlord's failure to make repairs required under Section 12.01 excepted, and promptly upon surrender will deliver all keys and building security cards for the Premises to Landlord at the place then fixed for payment of rent. All reasonable costs and expenses incurred by Landlord in connection with repairing or restoring the Premises to the condition called for herein, together with the costs, if any, of removing from the Premises any property of Tenant left therein, together with liquidated damages in an amount equal to the amount of minimum net rental plus all other charges which would have been payable by Tenant under this Lease if the term of this Lease had been extended for the period of time reasonably required for Landlord to repair or restore the Premises to the condition called for herein, shall be invoiced to Tenant and shall be payable as additional rental within ten (10) days of the date of such invoice.

22.02  STORAGE OF TENANT'S PROPERTY: If Tenant fails to remove all its property
       -----------------------------
           (or property of others in its possession) from the Premises on termination of this Lease (for any cause), Landlord at its option may remove the property in any manner that it chooses and may store the property without liability to Tenant for loss, whether based on contract, tort or otherwise. Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs, attorneys' fees and storage charges on the property for any length of time it is in Landlord's possession. Tenant will indemnify and hold Landlord harmless from any claim by third parties with respect to property owned or claimed by them, left in the Premises by Tenant, and removed by Landlord pursuant to this paragraph. Under no circumstances will Landlord be obligated to retain any property left in the Premises or in Landlord's possession longer than two (2) months after termination of this Lease (for any cause) and Landlord may after two (2) months dispose of the property in any manner it deems appropriate, including public or private sale or by destruction, discard or abandonment and the proceeds of any such sale will be applied against any sums due Landlord under this Lease.


                                   SECTION 23
               PERFORMANCE BY LANDLORD OF THE COVENANTS OF TENANT

23.01  TENANT'S FAILURE TO PERFORM: If during the Term Tenant fails to pay any
       ----------------------------
           sum of money, other than rental, required to be paid hereunder or fails to perform any act on its part to be performed hereunder and such failure shall continue for a period of thirty (30) days after written notice from Landlord (or a reasonable period of less than thirty (30) days when life, person or property is in jeopardy, provided that in all other cases Tenant shall be given such additional period of time beyond thirty (30) days as is necessary to cure such default if such default is not reasonably susceptible to being cured within such thirty (30) day period, provided that Tenant diligently commences such cure and diligently continues to pursue the curing of such default), Landlord may (but shall not be required to), and without waiving or releasing Tenant from any of Tenant's obligations, make any such payment or perform any such other act. All sums paid by Landlord and all reasonable incidental costs, including without limitation the cost of repair, maintenance or restoration of the Premises if so performed by Landlord hereunder, shall be deemed additional rental and, together with interest thereon at the rate set forth in Section 5.02 from the date of payment by Landlord until the date of repayment by Tenant to Landlord, shall be payable to Landlord within fifteen (15) days after receipt of invoice by Tenant. On default in such payment, Landlord shall have the same remedies as on default in payment of rent. The rights and remedies granted to Landlord under this Section 23 shall be in addition to and not in lieu of all other remedies, if any, available to Landlord under this Lease or otherwise, and nothing herein contained shall be construed to limit such other remedies of Landlord with respect to any matters covered herein.


                                   SECTION 24
                      SUBORDINATION; ESTOPPEL CERTIFICATES

24.01  SUBORDINATION: Tenant agrees, that at Landlord's option, Tenant will
       --------------
           subordinate this Lease to any construction loans, mortgages, trust deeds and ground or underlying leases now or hereafter affecting the Premises and to any and all advances to be made thereunder, and to the interest and charge thereon, and all renewals, replacements and extensions thereon, provided the mortgagee, lessor or trustee named in any such mortgages, trust deeds or leases delivers to Tenant a commercially reasonable non-disturbance agreement in recordable form pursuant to which such party shall recognize the lease of Tenant in the event of foreclosure or other enforcement of such instruments if Tenant is not in default. Tenant will execute promptly any instrument or certificate that Landlord may reasonably request to effectuate such subordination, subject to Tenant's receipt of such non-disturbance agreement. In addition, Tenant agrees that Landlord may from time to time subordinate any construction loans, mortgages, trust deeds, ground leases or underlying leases now or hereafter affecting the Premises, and any renewals, replacements and extensions thereon, to this Lease, and Tenant will execute promptly any instrument or certificate that Landlord may reasonably request to confirm the superior status of this Lease with respect to such subordination. Landlord represents and warrants that as of the date hereof there are no construction loans, mortgages, trust deeds and ground or underlying leases affecting the Premises for which Tenant has not been provided a non-disturbance agreement in the form required hereunder.

                                   SECTION 25
                             INTENTIONALLY OMITTED


                                   SECTION 26
                                QUIET ENJOYMENT

26.01  QUIET ENJOYMENT: Landlord agrees that at all times during the Term of
       ----------------
           this Lease when Tenant is not in default beyond the expiration of any applicable grace and cure period after notice, Tenant's quiet and peaceable enjoyment of the Premises will not be disturbed or interfered with by Landlord or any person claiming by, through, or under Landlord.


                                   SECTION 27
                                  HOLDING OVER

27.01  HOLDING OVER: Upon written consent from the Landlord, if Tenant remains
       -------------
           in possession of the Premises after expiration of this Lease without executing a new lease, it will be deemed to be occupying the Premises as a tenant from month-to-month (regardless of whether rent is reserved annually or monthly hereunder), subject to all the provisions of this Lease to the extent that they can be applicable to a month-to-month tenancy, except that the minimum rental for each month (the "Monthly Holdover Rental") will be one hundred twenty percent (120%) of the Base Monthly Rental. If without Landlord's written consent Tenant remains in possession of the Premises after the expiration of this Lease, (a) Tenant shall pay Landlord the Monthly Holdover Rental for each month (or portion thereof) during such holdover period, and (b) if such possession by Tenant continues for more than thirty (30) days after the expiration of this Lease, Tenant shall be liable to Landlord for and indemnify Landlord against (i) the loss of the benefit of the bargain if any tenant obtained by Landlord for all or any part of the Premises (a "New Tenant") shall terminate its lease by reason of the holding over by Tenant, and (ii) any claim for damages by any New Tenant, provided that Landlord gives written notice to Tenant on or after the expiration date for this Lease that Landlord intends to enforce such indemnification if Tenant does not vacate the Premises within thirty
           (30) days from the date of such notice.



                                   SECTION 28
                         REMEDIES NOT EXCLUSIVE; WAIVER

28.01  REMEDIES: Each and every of the rights, remedies and benefits provided by
       ---------
           this Lease are cumulative and are not exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

28.02  WAIVER OF COVENANT: One or more waivers of any covenant or condition by
       -------------------
           Landlord will not be construed as a waiver of a further or subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant.


                                   SECTION 29
                                WAIVER OF CLAIMS

29.01  WAIVER OF CLAIMS: Landlord and Tenant hereby waive any and all right of
       -----------------
           recovery against each other for any loss or damage caused by fire or any of the risks covered by standard fire and extended coverage, vandalism and malicious mischief insurance policies.


                                   SECTION 30
                                INDEMNIFICATION

30.01  INDEMNIFICATION: Tenant at its expense will defend, indemnify and save
       ----------------
           Landlord and its licensees, servants, agents, employees and contractors, harmless from any claim for personal injury or property damage arising out of any condition of the Premises, the use or misuse thereof by Tenant or any other person, the acts or omissions of Tenant, its agents, employees or contractors, the failure of Tenant to comply with any provision of this Lease, or any other event occurring in the Premises, whatever the causes; provided, however, that nothing herein shall be construed to require Tenant to defend, indemnify and hold harmless Landlord or its licensees, servants, agents, employees, and contractors against (i) Landlord's or its licensees', servants', agents', employees' and contractors' own acts, omissions or neglect, and (ii) any acts or omissions of Tenant prior to, or conditions existing as of, the Commencement Date.

                                  SECTION 31
                            ASSIGNMENT BY LANDLORD

31.01  ASSIGNMENT BY LANDLORD: The term "Landlord" as used in this Lease so far
       -----------------------
           as covenants, agreements, stipulations or obligations on the part of the Landlord are concerned is limited to mean and include only the owner or owners of fee title (or of a ground leasehold interest or land contract vendee's interest) to the Premises at the time in question, and in the event of any transfer or transfers of the title to such fee the Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) will automatically be freed and relieved from and after the date of such transfer or conveyance of all liability for the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed.

31.02  LANDLORD'S DEFAULT: If Landlord fails to perform any provision of this
       -------------------
           Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of rents or other income from such property receivable by Landlord and Landlord shall not be personally liable for any deficiency.


                                  SECTION 32
                               SECURITY DEPOSIT

32.01  SECURITY DEPOSIT: Landlord hereby acknowledges the receipt of the
       -----------------
           Security Deposit, if any. If Tenant defaults in any of the provisions of this Lease, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of rents and/or other charges which are the obligation of Tenant under this Lease in default or for any other sum which Landlord may expend by reasons of Tenant's default, including any damages or deficiency in the releasing of the Premises. If Tenant fully complies with all the provisions of this Lease, the Security Deposit, or balance thereof, will be returned to Tenant without interest after (i) the termination of this Lease, (ii) the removal of Tenant, and (iii) the surrender of possession of the Premises to Landlord. Unless Landlord is shown evidence satisfactory to it that the right to receive the Security Deposit has been assigned, Landlord may return the Security Deposit to the original Tenant regardless of one or more assignments of the Lease itself.

                                  SECTION 33
                              HAZARDOUS MATERIALS


33.01  NO HAZARDOUS MATERIALS: Tenant covenants that the Premises will not be
       -----------------------
           used by Tenant, or anyone acting by or through Tenant or any of its agents, affiliates, subsidiaries, representatives, successors or assigns to dispose of, refine, generate, manufacture, produce, use, store, handle, treat, transfer, release, process or transport any "Hazardous Materials" except in small quantities consistent with general office use and in compliance with and in a manner that would not reasonably be expected to lead to liability under Environmental Laws. Hazardous Materials shall mean all substances (including, without limitation, petroleum and any derivative thereof), wastes or materials classified as hazardous or toxic under, or otherwise regulated under, any applicable "Environmental Laws". "Environmental Laws" means any statute, law, regulation or rule, in each case as in effect on or prior to the Commencement Date, that has as its principal purpose the protection of the environment or natural resources.

33.02  USE OF PREMISES: Tenant shall not cause or permit the Premises to be used
       ----------------
           to generate, manufacture, refine, transport, treat, store, use, handle, dispose of, transfer, produce or process Hazardous Materials, except in small quantities consistent with general office use and in compliance with and in a manner that would not reasonably be expected to lead to liability under Environmental Laws, nor shall Tenant cause or permit, as a result of any intentional or unintentional act or omission on the part of Tenant or any of its agents, affiliates, subsidiaries, representatives, successors or assigns, a release of Hazardous Materials onto, under or from, the Premises. Tenant agrees to promptly deliver to the Landlord copies of all notices received by Tenant from any federal, state or local authority regarding environmental problems affecting the Premises. The provisions hereof shall be in addition to any and all other obligations and liabilities Tenant may have to the Landlord in common law and shall survive termination of this Lease and the satisfaction of all other obligations of Tenant hereunder.

33.03  PRESENCE OF HAZARDOUS MATERIALS/INDEMNITY: If Tenant fails to comply with
       ------------------------------------------
           this Section 33 or if Hazardous Materials are present at, on or under or migrate from the Premises after the Commencement Date by Tenant's breach of Section 33.02 or by an act or omission of Tenant or any of its agents, affiliates, subsidiaries, representatives, successors or assigns after the Commencement Date, Tenant shall: (i) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove such Hazardous Materials on, under, from or affecting the Premises in accordance with all applicable Environmental Law ("Remediation Activities"); provided that, Tenant shall (A) keep Landlord informed of any Remediation Activities being planned or conducted and shall provide sufficient notice of such Remediation Activities to enable Landlord to comment thereon, (B) consider in good faith any comments by Landlord regarding Remediation Activities and (C) secure state approval (if and to the extent applicable state procedures provide for such) upon completion of any Remediation Activities in a form reasonably acceptable to Landlord; and (ii) defend, indemnify and hold harmless Landlord, its employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to: (A) the presence, disposal, release or threatened release of any Hazardous Materials on, over, under, from or affecting the Premises or the soil, water, vegetation, buildings, personal property, persons or animals thereon; (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (C) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials; or (D) any violation of laws, orders, regulations, requirements or demands of government authorities, or any policies or requirements of Landlord, which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses. In no event shall Tenant have any liability for: (i) any act of negligence of the Landlord or its agents, affiliates, subsidiaries, representatives, successors or assigns, (ii) conditions not in existence on such date as Landlord, its successors or assigns, re-takes possession of the Premises; or (iii) conditions aggravated or worsened by Landlord, or its agents, affiliates, subsidiaries, representatives, successors, assigns or any third party, after such date as Landlord or its successors and assigns re-takes such possession. Tenant shall have the right to contest in good faith the applicability or any alleged violation of any Environmental Law. In any event, provided enforcement is stayed, there shall be no liability with respect to any Remediation Activities until Tenant's rights to appeal any governmental order (state or federal) relating to such Remediation Activities shall have been exhausted, waived, or terminated, provided that nothing herein shall alter Tenant's obligations pursuant to Section 15.01 with respect to liens. If Hazardous Materials are present at, on or under or migrate from the Premises (i) by an act or omission of Landlord, any tenant other than Tenant or any of Landlord's agents, affiliates, subsidiaries, representatives, successors or assigns or (ii) prior to the Commencement Date, Landlord shall defend, indemnify and hold harmless Tenant, its employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to: (A) the presence, disposal, release or threatened release of any such Hazardous Materials on, over, under, from or affecting the Premises or the soil, water, vegetation, buildings, personal property, persons or animals thereon; (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (C) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials; or (D) any violation of laws, orders, regulations, requirements or demands of government authorities which are based upon or in any way related to such Hazardous Materials, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses; provided, however, that nothwithstanding anything herein to the contrary, in no event shall Landlord have any liability for: (i) any act of negligence of Tenant or its agents, affiliates, subsidiaries, representatives, successors or assigns,
           (ii) any act or omission of Tenant or its agents, affiliates, subsidiaries, representatives, successors or assigns prior to Commencement Date, or (iii) conditions aggravated or worsened by Tenant, or its agents, affiliates, subsidiaries, representatives, successors or assigns.

                                  SECTION 34
                         MOVEMENT OF TENANT'S PROPERTY

34.01  MOVING TENANT'S PROPERTY: All activities of Tenant in connection with (a)
       -------------------------
           Tenant's move into the Premises at the commencement of this Lease,
           (b) the movement of equipment, furniture or other bulky items into, out of or within the Premises during the Term, or (c) Tenant's move out of the Premises at any time (whether or not on the termination of this Lease) will be subject to the following:

       A.  DESIGNATED ACCESS: All furniture, equipment and all other items of
           ------------------
           personal property being moved or transferred will enter and leave the Building solely through and by way of such area or entrance as may be designated from time to time by Landlord for such purposes;

       B.  TENANT RESPONSIBLE: Tenant will be responsible for the active
           -------------------
           supervision (on-site) of all workmen and others performing the move, and will indemnify and hold harmless Landlord against and from all liability for damage to property (whether belonging to Landlord, other tenants or any other person) and injuries to persons in connection with the move and the actions, or failure to act, of or by those performing the move;

       C.  DAMAGE: Tenant will be responsible for any damage to the Building,
           -------
           the Common Areas, the Premises, or the premises and property of other tenants, caused by or incurred in connection with the move or the activities connected therewith. Landlord will perform such inspection(s) as Landlord in its sole discretion determines to be appropriate, and will invoice Tenant for the costs of repair of all such damage or the replacement, if necessary, of damaged items. All determinations of the extent of damage and the costs of repair or replacement will be made by Landlord in the exercise of its reasonable discretion. The invoiced sums will constitute amounts included within and payable under Section 9, above.


                                  SECTION 35
         NON-TERMINABILITY, COMPLIANCE WITH LAWS, COSTS, SEVERABILITY

35.01  NON-TERMINABILITY: Except as otherwise specifically provided in this
       ------------------
           Lease, this Lease shall neither terminate nor shall Tenant have any right to terminate this Lease or to be released, relieved or discharged from any obligations or liabilities hereunder for any reason whatsoever, including, without limitation:

       A. DAMAGE: Any damage to, or destruction of, the Premises or any portion
          -------
          thereof.

       B. CONDEMNATION: Any condemnation, confiscation, requisition or other
          -------------
          taking or sale of the possession, use, occupancy or title to the Premises or any portion thereof.

       C. OMISSION: Any action, omission or breach on the part of Landlord under
          ---------
          this Lease or under any other agreement at the time existing between Landlord and Tenant.

       D. OTHER CLAIMS: Any claim as a result of any other business dealings of
          -------------
          Landlord and Tenant.

       E. IMPOSSIBILITY: The impossibility or illegality of performance by
          --------------
          Landlord or Tenant or both.

       F. FORCE MAJEURE: Force majeure.
          --------------

       G. GOVERNMENTAL ACTION: Any action or threatened or pending action of any
          --------------------
          court, administrative agency or other governmental authority.

Except as otherwise specifically provided in this Lease, Tenant shall remain obligated under this Lease in accordance with its terms, and will not take any action to terminate, rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator (or other similar official) or by any court. All payments by Tenant hereunder shall be final and Tenant will not seek to recover any such payment or any part thereof for any reason. Tenant waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any abatement, suspension, deferment, diminution or reduction of rent, additional rent or other amounts payable by Tenant hereunder, or for damage, loss, cost or expense suffered by Tenant, on account of any of the reasons referred to herein or otherwise. Notwithstanding anything to the contrary contained in this Lease, provided that Tenant is not in default under this Lease beyond the expiration of any applicable grace and cure period after notice, in the event the Premises are rendered substantially untenantable (other than in the event of casualty or condemnation) through no fault of Tenant for a period in excess of (i) thirty (30) consecutive days (or three (3) days if the second sentence of Section 7.07 is applicable), Tenant shall be entitled to a proportionate abatement of rent during the period of such untenantability, and (ii) twelve (12) consecutive months, Tenant shall have the right to terminate this Lease.

                                  SECTION 36
                      ENTIRE AGREEMENT; MERGER AGREEMENT

36.01  ENTIRE AGREEMENT: MERGER AGREEMENT This Lease and the Riders attached
       ----------------------------------
          hereto which are hereby incorporated herein and form a part hereof, together with the Merger Agreement, set forth all of the covenants, agreements, stipulations, promises, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, agreements, stipulations, promises, conditions or understandings, either oral or written, between them concerning the Premises other than in the Merger Agreement and herein set forth. Prior to the Commencement Date, Tenant was affiliated with Landlord and Tenant and certain of its other affiliates occupied the Premises. As of the Commencement Date, a change of control of Tenant was effectuated by merger. Accordingly, notwithstanding anything expressed or implied in this Lease to the contrary, references in this Lease to "Tenant," or to acts or omissions or obligations of Tenant, its agents, representatives, officers, employees, contractors, successors and assigns shall be deemed to refer only to periods subsequent to the Commencement Date except where such reference explicitly indicates otherwise, and Tenant shall have no liability hereunder for periods prior to the Commencement Date, all with the same effect as if Tenant first occupied the Premises on the Commencement Date. However, nothing contained herein shall in any way affect or vitiate any provisions of the Merger Agreement, and in the event of any inconsistency between this Lease and the Merger Agreement, the Merger Agreement shall control.


                                  SECTION 37
                                   RECORDING

37.01  RECORDING: This Lease shall not be recorded by Tenant; however, Tenant
       ----------
           shall have the right to file or record a memorandum of lease or affidavit of claim with respect to this Lease or the Premises. At Landlord's option, Landlord may record this Lease. Upon either party's request, the other party shall execute and deliver to the requesting party a memorandum of lease or affidavit of claim for recording by the requesting party.


                                  SECTION 38
                                    GENERAL

38.01  GENERAL TERMS: Many references in this Lease to persons, entities and
       --------------
           items have been generalized for ease of reading. Therefore, reference to a single person, entity or item will also mean more than one person, entity or thing whenever such usage is appropriate. Similarly, pronouns of any gender should be considered interchangeable with pronouns of other genders.

38.02  JOINT AND SEVERAL: In the event more than one party signs this Lease as
       ------------------
           Tenant such parties shall be both jointly and severally liable for payment of amounts due hereunder and performance of the terms and conditions hereof. This Lease may be enforced by Landlord against any of such parties at Landlord's sole discretion. Each Tenant consents to the in personam jurisdiction of the Michigan Courts located in Washtenaw County, Michigan and the United States Federal Court for the Eastern District of Michigan.

38.03  CAPTIONS: Captions to sections and paragraphs are provided solely for the
       ---------
           sake of convenience and shall have no substantive effect whatsoever.

38.04  AMENDMENTS: This lease can be modified or amended only by a written
       -----------
           agreement signed by Landlord and Tenant.

38.05  BINDING LEASE: All provisions of this Lease are and will be binding on
       --------------
           the heirs, executors, administrators, personal representatives, successors and assigns of Landlord and Tenant.

38.06  GOVERNING LAW: The laws of the State of Michigan will control in the
       --------------
           construction and enforcement of this Lease.

           It is hereby agreed between Landlord and Tenant that the Second Amended and Restated Lease for Phase I through Phase V between Landlord and Tenant dated November 24, 1997, is terminated effective the date hereof and shall be no longer in force or effect as of said date.

           This Lease may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


                           LANDLORD:

                           DOMINO'S FARMS OFFICE PARK
                           LIMITED PARTNERSHIP
                           (a Michigan limited partnership)


                           By:  DOMINO'S FARMS HOLDING LLC
                                (A Michigan limited liability company)
                                Its General Partner

                                By:   DOMINO'S FARMS ENTERPRISES
                                      LIMITED PARTNERSHIP
                                      (a Michigan limited partnership)
                                      Its Managing Member

                                      By:  /s/ Thomas S. Monaghan
                                           ----------------------
                                           THOMAS S. MONAGHAN
                                           Its General Partner
WITNESS

/s/ Jeffrey Randolph
------------------------------

/s/ Dianne Anderson
------------------------------



WITNESS:                      TENANT:

                                     DOMINO'S PIZZA, INC.
                                     (a Michigan corporation)

/s/                                  By:  /s/ Harry J. Silverman
------------------------------            ------------------------------
                                          Name: Harry J. Silverman
                                          Its:  Vice President
/s/ Peter S. Bevacqua
------------------------------

                                    RIDER A
                                OFFICE LOCATION


Current Space (Occupied by)
-------------

Per attached drawing

                                    RIDER B
                             RULES AND REGULATIONS

     The Landlord, or the Agent of the Landlord, as the case may be, reserves the right to make such other further and reasonable rules and regulations as in its judgment may from time to time be necessary or desirable for the safety and preservation of good order and prestige therein.

     Wherever the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's employees, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants and visitors.

1. No sign, picture, lettering, notice or advertisement of any kind shall be painted, taped or displayed on or from the windows, doors, roof or outside wall of the premises. Landlord shall have the right to approve all signs, exhibits and displays to be made by Tenant in and from common areas of the building. All of Tenant's interior sign painting or lettering shall be approved by Landlord and the cost thereof shall be paid by Tenant. Notwithstanding the foregoing, Tenant shall be permitted to maintain all signage in existence on the date hereof.

2. No electric or other wires for any purpose shall be brought into the premises without Landlord's written permission specifying the manner in which same may be done. This shall prohibit use of hot plates (cooking) and only approved electric percolators or coffee makers shall be permitted. No boring, cutting or stringing of wire shall be done without Landlord's prior written consent. Tenant shall not disturb or in any way interfere with the electric light fixtures, and all work upon or alterations to the same shall be done by persons authorized by Landlord.

3. Water closets and other toilet fixtures shall not be used for any purpose other than that for which the same is intended, and any damage resulting to same from Tenant's misuse shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

4. No person shall disturb the occupants of this or adjoining buildings or premises by the use of radios, television sets, loud speakers, or musical instruments, or by making loud or disturbing noises.

5. No bicycle or other vehicle and no pets shall be allowed in offices, hall, corridors or elsewhere in the building.

6. No floor load exceeding an average rate of 60 pounds of live load per square foot of floor area can be allowed. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the building structure or to any other leased space in the building shall be placed and maintained by Tenant in settings of cork, rubber, spring or other types of vibration eliminators sufficient to reduce to an appropriate level such vibration or noise.

7. Any safe, vault, heavy equipment, furniture, or machinery moved in or out of the premises shall be moved in such manner and at such times as Landlord shall in each instance approve, which approval shall not be unreasonably withheld.

8. No additional lock or locks shall be placed on any door in the building without Landlord's prior written consent. Upon the termination of this Lease, the Tenant shall surrender to Landlord all keys and card access to the premises. A twenty-five dollar fine will be imposed for each key or card access not returned to Landlord.

9. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business on said premises, or use oil burning fluids or gasoline for heating or lighting or for any other purpose. No article deemed extra hazardous on account of fire or other dangerous properties, or any explosive, shall be brought into said premises.

10. The premises shall not be used for lodging or sleeping, or for any immoral or illegal purposes.

11. Any newspaper, magazine or other advertising done from the said premises or referring to the said premises, Domino's Farms or Prairie House, which in the reasonable opinion of the Landlord is objectionable, shall be immediately discontinued upon notice from the Landlord.

12. The sidewalk, entry, passage hall and stairway shall not be obstructed or used for any purpose other than those of ingress and egress without the express written consent of the Landlord.

13. Window coverings other than those which may be provided by Landlord, either inside or outside of the windows, may only be installed with the Landlord's prior written consent, which consent shall not be unreasonably withheld, and must be furnished, installed and maintained at the expense of the Tenant and at Tenant's risk, and must be of such shape, color, material, quality and design as may be prescribed by the Landlord. Tenant shall exercise reasonable care in placing furniture, equipment, etc. in such a position as to not obstruct the windows.

14. Tenant will exercise reasonable discretion with regard to thermostat settings within the tenant space. Acceptable temperatures for heating will not exceed 72 degrees or fall below 68 degrees for cooling.

15. Tenant will be responsible for vending service located within the tenant premises. Landlord will reasonably approve vending contractors within the building. Tenant will coordinate vending installation with Landlord.

16. Domino's Farms Prairie House is a smoke free building; smoking of cigars, pipes and cigarettes are not allowed inside the building.

17. Subject to the terms of the Lease between Tenant and Landlord, Landlord will provide normal heating, ventilation and air conditioning as reasonably required by prevailing weather conditions to the leased premises.

18. Periodic fire drills and emergency evacuation drills (to include severe weather) will be conducted by the building Security Department. Tenant participation is mandatory.

                                    RIDER C
                             ADDITIONAL PROVISIONS


1.   PARKING SPACES
     --------------

     Tenant shall be provided a minimum of twelve (12) parking spaces in the parking lot adjacent to Lobby G.

2.   OPTIONS TO RENEW
     ----------------

     (a) First Extended Term
         -------------------

     Tenant may extend the term of this Lease for one additional term consisting of five (5) years (the "First Extended Term ") upon expiration of the initial Term, provided that Tenant is not then in default beyond the expiration of any applicable grace and cure period after notice.

     The First Extended Term shall be upon the same conditions as provided in this Lease, except that (i) the Base Annual Rent for the First Extended Term shall be as follows:

          Year                           Base Annual Rent
          ----                           ----------------
          Year 6                             $4,668,913
          Year 7                             $4,793,410
          Year 8                             $4,936,510
          Year 9                             $5,053,852
          Year 10                            $5,189,797

     , and (ii) in addition to the payment of Base Annual Rent, Tenant shall during the First Extended Term pay to Landlord for the use of the fitness center a reasonable price or fee which the Landlord may then be charging to Tenant and the other tenants in the Building on a prorata basis (based upon the rentable square feet of the Premises in relation to the rentable square feet of all of Domino's Farms), which amount shall be payable in equal monthly installments on each Rent Day; provided, however that Tenant shall not be obligated to pay such price or fee at such times as Tenant provides Landlord with written notice that it elects not to use such fitness center during the First Extended Term. The Tenant shall exercise the option for the First Extended Term by notifying the Landlord in writing at least 180 days before the current Term expires. Upon such exercise this Lease shall be deemed to be extended without the execution of any further lease or other instrument, except for any instrument that may be prepared by Landlord to confirm the agreement of the parties, which Tenant agrees to execute and deliver to Landlord promptly on request. Time shall be of the essence with respect to the exercise of such option by Tenant.

     (b) Second Extended Term
         --------------------

     Tenant may extend the Term of this Lease for a second additional term consisting of five (5) years (the "Second Extended Term ") upon expiration of the First Extended Term, provided that Tenant (i) has exercised its option for the First Extended Term, and (ii) is not then in default beyond the expiration of any applicable grace and cure period after notice.

     The Second Extended Term shall be upon the same conditions as provided in this Lease, except that (i) the Base Annual Rent for the Second Extended Term shall be the fair market rent for the Premises (the "FMV") on the date which is nine years, two hundred ten days after the Commencement Date (the "Rent Appraisal Date"), and (ii) in addition to the payment of Base Annual Rent, Tenant shall during the Second Extended Term pay to Landlord for the use of the fitness center a reasonable price or fee which the Landlord may then be charging to Tenant and the other tenants in the Building on a prorata basis (based upon the rentable square feet of the Premises in relation to the rentable square feet of all of Domino's Farms), which amount shall be payable in equal monthly installments on each Rent Day; provided, however that Tenant shall not be obligated to pay such price or fee at such times as Tenant provides Landlord with written notice that it elects not to use such fitness center during the Second Extended Term.

     The Tenant shall exercise the option for the Second Extended Term by notifying the Landlord in writing at least 180 days before the First Extended Term expires. Upon such exercise this Lease shall be deemed to be extended without the execution of any further lease or other instrument, except for any instrument that may be prepared by Landlord to confirm the agreement of the parties, which Tenant agrees to execute and deliver to Landlord promptly on request. Time shall be of the essence with respect to the exercise of such option by Tenant.

     The FMV shall be determined by the mutual written agreement of Landlord and Tenant. In the event that Landlord and Tenant shall not have reached mutual agreement as to the FMV on or before the sixtieth (60th) day following the Rent Appraisal Date, but Landlord's determination of the FMV is less than five percent (5%) greater than Tenant's determination of the FMV (which respective determinations shall be based on blind written bids submitted at the end of the sixty (60) day period by each of Landlord and Tenant to the other), the FMV will be the average of Landlord's and Tenant's respective determinations. In the event that Landlord and Tenant shall not have reached mutual agreement as to the FMV on or before the sixtieth (60th) day following the Rent Appraisal Date and Landlord's determination of the FMV is more that five percent (5%) greater than Tenant's determination of the FMV, then Landlord and Tenant each shall, no later than the seventy-fifth
     (75th) day following the Rent Appraisal Date, select a Real Estate Appraiser, as hereinafter defined. If either party shall fail to so appoint a Real Estate Appraiser, the one Real Estate Appraiser so appointed shall proceed to determine the FMV. In the event that the Real Estate Appraisers selected by Landlord and Tenant agree as to the FMV, said determination shall be binding on Landlord and Tenant. In the event that the Real Estate Appraisers selected by Landlord and Tenant cannot agree as to the FMV on or before the one hundred fifth (105th) day following the Rent Appraisal Date, then said Real Estate Appraisers shall each designate his or her calculation of FMV and shall jointly select a third Real Estate Appraiser, provided that if they cannot agree on the third Real Estate Appraiser on or before the one hundred twentieth (120th) day following the Rent Appraisal Date, then said third Real Estate Appraiser shall be selected by the President of the American Arbitration Association of Southfield, Michigan (or any successor thereto). The third Real Estate Appraiser shall designate his or her calculation of FMV no later than the one hundred fiftieth (150th) day following the Rent Appraisal Date and the average of the three FMV's designated by the three Real Estate Appraisers shall be the FMV as determined hereunder, except that for the purpose of such averaging each and every designated FMV which varies by more than ten percent (10%) from the amount which is the average of the other two (2) designated FMV's shall be ignored (it being understood that if two (2) designated FMV's so vary, the remaining designated FMV shall be the FMV as determined hereunder). The term "Real Estate Appraiser" shall mean a fit and impartial person having not less than five (5) years experience as an appraiser of leasehold estates relating to first class office space in Ann Arbor, Michigan. The appraisal shall be conducted in accordance with the provisions of this Section and, to the extent not inconsistent herewith, in accordance with the prevailing rules of the American Arbitration Association in Michigan or any successor thereto. The final determination of the Real Estate Appraiser(s) shall be in writing and shall be binding and conclusive upon the parties, each of which shall receive counterpart copies thereof. In rendering such decision the Real Estate Appraiser(s) shall not add to, subtract from or otherwise modify the provisions of this Lease. The fees and expenses of the Real Estate Appraisers shall be shared equally by Landlord and Tenant.

     In rendering the determination of FMV the real estate appraiser(s) shall assume or take into consideration as appropriate all of the following: (1) Landlord and Tenant are typically motivated; (2) the Landlord and prospective Tenant are well informed and well advised and each is acting in what it considers its own best interest; (3) a reasonable time under then-existing market conditions is allowed for exposure of the Premises on the open market; (4) the rent is unaffected by any obligation of Landlord to pay brokerage commissions or tenant improvement allowances, or by concessions, special financing amounts and/or terms, or unusual services, fees, costs or credits in connection with the leasing transaction; (5) the Premises are fit for immediate occupancy and use "as is" and require no additional work by Landlord and that no work has been carried out therein by the Tenant, its subtenant, or their predecessors in interest during the Term which has diminished the rental value of the Premises; (6) in the event the Premises have been destroyed or damaged by fire or other casualty, they have been fully restored; (7) that the Premises are to be let with vacant possession and subject to the provisions of this Lease; and (8) market rents then being charged for comparable space in other similar office buildings in the same area, provided that arm's-length leases of space in the Building during the preceding year shall be the best evidence of FMV. In rendering such decision and award, the arbitrators shall not modify the provisions of this Lease. The decision and award of the reals estate appraisers shall be in writing and shall be final and conclusive on all parties and counterpart copies thereof shall be delivered to each of said parties. Judgment may be had on the decision and award of the arbitrators so rendered in any court of competent jurisdiction.

3.   RIGHT OF FIRST OFFER FOR ADDITIONAL SPACE
     -----------------------------------------

     Tenant shall have the right of first offer with respect to leasing additional space in Phase 1, Phase 2 and Phase 3 of the Building as such space ("Additional Space") becomes available for leasing by the Landlord, provided that (1) this Lease is then in full force and effect, and (2) at least one (1) year of its term then remain (or, if less than one (1) year remain, Tenant has given notice of its option to extend the initial term of this Lease).

     Landlord shall notify (the "Offer Notice") Tenant when Additional Space becomes available for leasing and the terms and conditions (including without limitation, provisions for increase in rent and additional rent, provided that the expiration date for the lease of such Additional Space shall be coterminous with this Lease) upon which Landlord is willing to lease the Additional Space to Tenant (the "Offer Terms"), and Tenant shall then have 30 days to notify Landlord that it agrees to lease all (but not less than all, unless Landlord agrees to lease only part of the Additional Space to Tenant) of the Additional Space on the Offer Terms.

     If Tenant declines to accept all (or such lesser amount as Landlord may approve, which approval shall not be unreasonably withheld provided that
     (i) Tenant pays for all costs incurred to reconfigure the Additional Space, and (ii) the portion of the Additional Space which Tenant proposes to lease such be located entirely at one end of the Additional Space) of the Additional Space on the Offer Terms, or fails to reply to Landlord's notice of the availability of Additional Space within the 30 day period specified above, Tenant's right to lease the Additional Space which is the subject of the offer shall expire and Landlord may lease the Additional Space to any other party on terms no less favorable to Landlord than those contained in the Offer Terms, without further liability to Tenant; provided, however, that if within 180 days from the date of the Offer Notice Landlord fails to consummate a lease of the Additional Space to any other party on terms no less favorable to Landlord as aforesaid, then the provisions of this Paragraph 3 shall again apply.

     If Tenant agrees by reply notice to lease all (or such lesser amount in accordance with the immediately prior sentence) of the Additional Space offered on the Offered Terms, Landlord and Tenant shall promptly enter into a modification of this Lease to incorporate the subject space into this Lease.